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                                   United States
                        Securities and Exchange Commission
                               Washington, DC 20549

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                                     Form 8-K

                                  Current Report


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


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                           Date of Report: July 23, 2003

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                            BOEING CAPITAL CORPORATION
              (Exact name of registrant as specified in its charter)


            Delaware                     95-2564584               0-10795
 (State or other jurisdiction of      (I.R.S. Employer     (Commission File No.)
 Incorporation or Organization)      Identification No.)

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           500 Naches Ave., SW, 3rd Floor o Renton, Washington 98055
                   (Address of principal executive offices)

                                (425) 393-2914
             (Registrant's telephone number, including area code)

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



Item 5.  Other Events

   This Current Report on Form 8-K is for the purpose of disclosing information relating to Boeing Capital Corporation ("BCC") that was contained in The Boeing Company's Web cast of second quarter 2003 financial results, on July 23, 2003. The information relevant to BCC is as follows:

         The outlook for BCC's portfolio growth in 2003 is reduced from plus-or-minus 2 billion dollars to between 1 and 1.5 billion dollars. In 2004, the outlook is reduced from plus-or-minus 2 billion dollars to between 1.5 and 2 billion dollars. As a result, BCC's revenue growth outlook will slightly moderate. BCC's outlook for return on assets is unchanged at approximately breakeven in 2003 and approximately 1 percent in 2004.

                                                          Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Boeing Capital Corporation

                                     By /s/Steven W. Vogeding

                                      Steven W. Vogeding
    July 23, 2003                     Vice President and Chief Financial Officer